Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 29, 2014, among CIM URBAN PARTNERS, L.P., a Delaware limited partnership (“Borrower”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”).

R E C I T A L S

A.                                    Reference is hereby made to that certain Credit Agreement dated as of August 28, 2013 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (Administrative Agent and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B.                                    Borrower has requested that the Credit Parties amend certain provisions of the Credit Agreement.

C.                                    Borrower and the Credit Parties have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Terms and References.  Unless otherwise stated in this Amendment (a) each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement prior to giving effect to the amendments set forth in Section 2 hereof, and (b) except as otherwise provided to the contrary, references to “Sections” are to the Credit Agreement’s sections.

2.                                      Amendments to the Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Maturity Date” in its entirety and replace such definition with the following:

“Maturity Date” means October 10, 2014.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of “Extension Notice”, “First Extended Maturity Date”, “Initial Maturity Date”, and “Second Extended Maturity Date” in their entireties.

(c)                                  Section 2.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

2.14                        [Reserved].

(d)                                 Exhibit H to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

[Reserved].

CIM Urban Partners, L.P.

Third Amendment

3.                                      Amendments to other Loan Documents.

(a)                                 All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)                                 Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.                                      Conditions Precedent.  This Amendment shall not be effective unless and until:

(a)                                 Administrative Agent receives:

(i)                                     fully executed counterparts of this Amendment signed by the Loan Parties and the Credit Parties;

(ii)                                  an officer’s certificate executed by a Responsible Officer of each Loan Party certifying (i) the Organization Documents of such Loan Party or that there have been no changes to such Organization Documents since April 7, 2014, (ii) authorizing resolutions of such Loan Party authorizing the transactions contemplated by this Amendment, and (iii) incumbency of officers of such Loan Party authorized to execute this Amendment; and

(iii)                               certificates of existence and good standing for each Loan Party;

(b)                                 the representations and warranties in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that the representations and warranties in subsections (a), (b) and (c) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01, and (iii) to the extent that the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)                                  after giving effect to this Amendment, no Default exists; and

(d)                                 Borrower shall have paid Administrative Agent all fees and expenses payable to Administrative Agent and the Lenders in connection with this Amendment.

5.                                      Ratifications.  Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) except as otherwise provided in this Amendment to the contrary, ratifies and confirms that all guaranties and assurances granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver,

2

file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties and assurances.

6.                                      Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Loan Parties of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Loan Party of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that the representations and warranties in subsections (a), (b) and (c) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01, and (iii) to the extent that the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

7.                                      Continued Effect.  Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.                                      Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (e) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.  Borrower shall pay the reasonable out-of-pocket fees and expenses of Administrative Agent’s counsel in connection with the preparation, negotiation, execution and delivery of this Amendment.

9.                                      Governing Law.  Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply, shall govern the validity, construction, enforcement and interpretation of this Amendment.

10.                               Parties.  This Amendment binds and inures to the Loan Parties and the Credit Parties and their respective successors and permitted assigns.

11.                               RELEASE.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT

3

OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY, AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS, AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

12.                               ENTIRETIES.  THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

4

EXECUTED as of the date first stated above.

BORROWER:

CIM URBAN PARTNERS, L.P., a Delaware limited
partnership

By:	URBAN PARTNERS GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ David Thompson
		Name:	David Thompson
		Title:	Vice President and Chief Financial Officer

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ James P. Johnson
	Name:	James P. Johnson
	Title:	Senior Vice President

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mark A. Muller
	Name:	Mark A. Muller
	Title:	Authorized Officer

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

KEYBANK, N.A., as a Lender

By:	/s/ John Scott
	Name:	John Scott
	Title:	Senior Vice President

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

To induce the Credit Parties to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of the Credit Parties and their respective successors and permitted assigns, and (d) expressly acknowledge and agree to the terms and conditions of Section 11 of this Amendment.

CIM/J STREET HOTEL SACRAMENTO, L.P.,
a California limited partnership

By:	CIM/J Street Hotel Sacramento GP, LLC,
a California limited liability company,
its General Partner

By:	/s/ David Thompson
Name:	David Thompson
Title:	Vice President and Chief Financial Officer

CIM/OAKLAND 1 KAISER PLAZA, LP,
a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC,
a Delaware limited liability company,
its General Partner

By:	/s/ David Thompson
Name:	David Thompson
Title:	Vice President and Chief Financial Officer

CIM/OAKLAND 2353 WEBSTER, LP,
a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC,
a Delaware limited liability company,
its General Partner

By:	/s/ David Thompson
Name:	David Thompson
Title:	Vice President and Chief Financial Officer

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

CIM/OAKLAND CENTER 21, LP,
a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

CIM/OAKLAND DOWNTOWN, L.P.,
a Delaware limited partnership

By:	CIM Urban REIT GP I, LLC,
a California limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

CIM URBAN REIT PROPERTIES I, L.P.,
a California limited partnership

By:	CIM Urban REIT GP I, LLC,
a California limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

CIM URBAN REIT PROPERTIES II, L.P.,
a California limited partnership

By:	CIM Urban REIT GP I, LLC,
a California limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement

CIM URBAN REIT PROPERTIES III, L.P.,
a Delaware limited partnership

By:	CIM Urban REIT GP II, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

CIM URBAN REIT PROPERTIES VIII, L.P.,
a Delaware limited partnership

By:	CIM Urban REIT Properties VIII GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

CIM/OAKLAND 1333 BROADWAY, LP,
a Delaware limited partnership

By:	CIM/OAKLAND 1333 Broadway GP, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and Chief Financial Officer

Signature Page to CIM Urban Partners, L.P.

Third Amendment to Credit Agreement